UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 30, 2006
                                                --------------------------------

                             BCAP LLC Trust 2006-AA2
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                         (Exact name of issuing entity)

                                   BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)


        Delaware                      333-133181-02              20-3375999
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(State or other jurisdiction      (Commission File Number     (IRS Employer
of incorporation of depositor)       of issuing entity)        Identification
                                                               No. of depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)   (Zip Code of depositor)


Depositor's telephone number, including area code    (212) 412-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On November 30, 2006, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2006-AA2 Mortgage Pass-Through Certificates, Series 2006-AA2 (the "Certificates"). The Certificates were issued pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee. The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, and Class M-8 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,200,797,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 29, 2006, by and between the Depositor and the Underwriter.

      The Class CE Certificates were transferred by the Depositor to an affiliate of the Depositor on November 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated November 29, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Master Servicing and Trust Agreement, dated as of November 1, 2006, by and between the Depositor, as depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of October 1, 2006, by and between Barclays Bank PLC, as seller, and IndyMac Bank, F.S.B., as original loan seller (included as Exhibit L-1 to Exhibit 4).

Exhibit 10.2 Master Mortgage Loan Purchase Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit L-2 to Exhibit 4).

Exhibit 10.3 Servicing Agreement, dated as of October 1, 2006 by and between Barclays Bank PLC, as seller, and IndyMac Bank, F.S.B., as original loan seller (included as Exhibit M-1 to Exhibit 4).

Exhibit 10.4 Servicing Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit M-2 to Exhibit 4).

Exhibit 10.5 Assignment and Recognition Agreement, dated as of November 30, 2006, among the Depositor, as depositor; Barclays Bank PLC, as seller; IndyMac Bank, F.S.B., as original loan seller, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as Exhibit N to Exhibit 4).

Exhibit 10.6 Assignment and Recognition Agreement, dated as of November 30, 2006, among the Depositor, as depositor; Barclays Bank PLC, as seller; Countrywide Home Loans Servicing LP, as servicer; Countrywide Home Loans, Inc., as original loan seller, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as Exhibit N-2 to Exhibit 4).

Exhibit 10.7 Interest Rate Swap Agreement, dated November 30, 2006, between Barclays Bank PLC, as swap provider, and Wells Fargo Bank, National Association, as Securities Administrator for and on behalf of BCAP LLC Trust 2006-AA2 (included as part of Exhibit O to Exhibit 4).

Exhibit 10.8 Amendment Reg AB to the Mater Mortgage Loan Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 18, 2006                BCAP LLC



                                       By: /s/ Tom Hamilton
                                          --------------------------------------
                                          Name: Tom Hamilton
                                          Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic(E)
-----------         -----------                                  -------------

1                   Underwriting Agreement, dated November 29,       (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Master Servicing and Trust Agreement, dated      (E)
                    as of November 1, 2006, by and between the Depositor, as depositor, Wells Fargo Bank,
                    National Association, as Master Servicer and Securities Administrator, and HSBC Bank
                    USA, National Association, as Trustee.

10.1                Mortgage Loan Purchase Agreement, dated as       (E)
                    of October 1, 2006, by and between Barclays
                    Bank PLC, as seller, and IndyMac Bank,
                    F.S.B., as original loan seller (included as Exhibit L-1 to Exhibit 4).

10.2                Master Mortgage Loan Purchase Agreement,         (E)
                    dated as of August 30, 2006, between
                    Barclays Bank PLC, as seller, and
                    Countrywide Home Loans, Inc., as original loan seller (included as Exhibit L-2 to Exhibit 4).

10.3                Servicing Agreement, dated as of October 1,      (E)
                    2006 by and between Barclays Bank PLC, as seller, and IndyMac Bank, F.S.B., as original loan seller (included as Exhibit
                    M-1 to Exhibit 4).

10.4                Servicing Agreement, dated as of August 30,      (E)
                    2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit
                    M-2 to Exhibit 4).

10.5                Assignment and Recognition Agreement, dated      (E)
                    as of November 30, 2006, among the
                    Depositor, as depositor; Barclays Bank PLC, as seller; IndyMac Bank, F.S.B., as original loan seller, HSBC Bank USA, National Association, as trustee, and Wells
                    Fargo Bank, National Association, as master servicer and securities administrator
                    (included as Exhibit N to Exhibit 4).

10.6                Assignment and Recognition Agreement, dated      (E)
                    as of November 30, 2006, among the
                    Depositor, as depositor; Barclays Bank PLC, as seller; Countrywide Home Loans Servicing
                    LP, as servicer; Countrywide Home Loans,
                    Inc., as original loan seller, HSBC Bank
                    USA, National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as Exhibit N-2 to Exhibit 4).

10.7                Interest Rate Swap Agreement, dated              (E)
                    November 30, 2006, between Barclays Bank
                    PLC, as swap provider, and Wells Fargo
                    Bank, National Association, as Securities
                    Administrator for and on behalf of BCAP LLC
                    Trust 2006-AA2 (included as part of Exhibit
                    O to Exhibit 4).

10.8                Amendment Reg AB to the Mater Mortgage Loan      (E)
                    Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit U to Exhibit 4).